THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico Flexible Capital Fund

Supplement dated July 9, 2012
(to the Prospectus and Statement of Additional Information ("SAI")
dated February 1, 2012, as previously supplemented April 20, 2012 and July 6, 2012)

The purpose of this supplement is to update information relating to the portfolio managers of the Marsico Focus Fund, the Marsico Growth Fund and the Marsico Flexible Capital Fund.

Effective July 20, 2012, A. Douglas Rao will no longer serve as co-portfolio manager of the Marsico Focus Fund or the Marsico Growth Fund.  Thomas F. Marsico and Coralie Witter, CFA, who currently serve as co-managers of the Marsico Focus Fund and the Marsico Growth Fund, will continue to serve as co-managers.

Effective July 20, 2012, A. Douglas Rao will no longer serve as portfolio manager of the Marsico Flexible Capital Fund.  The Marsico Flexible Capital Fund will continue to be managed by a team of managers, who are jointly and primarily responsible for the day-to-day management of the Marsico Flexible Capital Fund.  The members of the team are Munish Malhotra, CFA, and Jordon Laycob.

Accordingly, the following changes are hereby made to the Prospectus and the SAI:

Prospectus:

The "Management" section of the Fund Summary for the Marsico Focus Fund, on page 3 of the Prospectus, after the term "Portfolio Managers," is hereby revised to remove references to Mr. Rao.

The "Management" section of the Fund Summary for the Marsico Growth Fund, on page 6 of the Prospectus, after the term "Portfolio Managers," is hereby revised to remove references to Mr. Rao.

The "Management" section of the Fund Summary for the Marsico Flexible Capital Fund, on page 15 of the Prospectus, after the term "Portfolio Managers," is hereby revised to remove references to Mr. Rao and identify Messrs. Malhotra and Laycob as co-portfolio managers.

The section of the Prospectus captioned "Fund Management" and sub-captioned "The Portfolio Managers" is hereby revised as follows:

The biographical information under "The Focus Fund and the Growth Fund" on page 31 is hereby revised to remove all references to Mr. Rao.

The biographical information under "The Flexible Capital Fund" on page 31 is replaced in its entirety with the following:

Munish Malhotra, CFA manages the Emerging Markets Fund and co-manages the Flexible Capital Fund and the International Opportunities Fund.  Information relating to Mr. Malhotra is provided above.

Jordon Laycob co-manages the Flexible Capital Fund.  Mr. Laycob is one of the founding members of Marsico Capital, and has been with Marsico Capital since its inception in October 1997. He has over 15 years of experience in the financial services industry. Prior to joining Marsico Capital, Mr. Laycob spent four years at Janus Capital as a fixed-income analyst and trader.  He earned a BA degree in Political Science from Emory University.

SAI:

The tables on pages 73, 74 and 76 of the SAI are hereby amended to add information for Messrs. Malhotra and Laycob as follows:

As of June 30, 2012, other than the Marsico Funds, Mr. Malhotra managed 12 Other Registered Investment Company Accounts with assets of $3,352.2 million; 1 Other Pooled Investment Vehicle Account with assets of $16.2 million; and 8 Other Accounts with assets of $394.3.  Total Assets Managed are $3,762.7 million.  Mr. Malhotra beneficially owned $10,000 - $50,000 in shares of the Marsico Flexible Capital Fund.

As of June 30, 2012, Mr. Laycob managed no other portfolios and beneficially owned $10,000 - $50,000 in shares of the Marsico Flexible Capital Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE